UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 28 2024, PennyMac Financial Services, Inc. (the “Company”), through two of its indirect, wholly owned subsidiaries, PFSI ISSUER TRUST - FMSR (“Issuer Trust”) and PennyMac Loan Services, LLC (“PLS”), entered into a new variable funding note (“VFN”) repurchase agreement, as part of the structured finance transaction that PLS uses to finance Fannie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into (i) a Series 2024-MSRVF1 Master Repurchase Agreement dated October 28, 2024 by and among PLS, as seller, Goldman Sachs Bank, USA, as administrative agent and as buyer (“Goldman”) (the “Goldman Servicing Spread Agreement”), related to the excess servicing spread, and (ii) a Series 2024-MSRVF1 Indenture Supplement, dated October 28, 2024, by and among Issuer Trust, PLS, Citibank, N.A., as indenture trustee, and Goldman (“Goldman Indenture Supplement”). The maximum purchase price available from Goldman under the Goldman Servicing Spread Agreement is $225 million. The initial term of the Goldman Servicing Spread Agreement is set to expire on October 28, 2026 with the outstanding purchase price amortized over the following 12 months. The Company’s direct, wholly owned subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”), guarantees the obligations of PLS under the Goldman Servicing Spread Agreement (“Goldman Guaranty”).

The Goldman Servicing Spread Agreement provides additional financing for Fannie Mae mortgage servicing rights and related excess servicing spread in addition to that certain Master Repurchase Agreement, dated as of April 28, 2021, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, and PLS, which has been subsequently assigned to Atlas Securitized Products, L.P., as assignee administrative agent and Nexera Holding LLC, as assignee buyer.

Terms of the Goldman Servicing Spread Agreement

The VFN pledged under the Goldman Servicing Spread Agreement also serves as cross-collateral for PLS’ obligations under the other repurchase agreements and credit facilities between PLS and Goldman.

The principal amount paid by Goldman for the VFN is based upon a percentage of the market value of the VFN. Upon PLS’ repurchase of the VFN, PLS is required to repay Goldman the principal amount relating thereto plus accrued interest (at a rate reflective of the current market based on a spread above the Secured Overnight Financing Rate) to the date of such repurchase.

The Goldman Servicing Spread Agreement contains margin call provisions that provide Goldman with certain rights in the event of a significant decline in the market value of the purchased VFN. Under these provisions, Goldman may require PLS to transfer cash or additional eligible assets into the Issuer Trust for the benefit of Goldman with an aggregate market value in an amount sufficient to eliminate any margin deficit resulting from a market value decline.

The Goldman Servicing Spread Agreement requires that PLS make certain representations, warranties and covenants customary for this type of transaction, including certain financial covenants consistent with PLS’ other credit facilities.

The Goldman Servicing Spread Agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the Goldman Servicing Spread Agreement, the liquidation by Goldman of the VFN, and the right of Goldman to exercise certain of PLS’ rights related to the owner trust certificate.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i)(a) the Goldman Servicing Spread Agreement, (b) the Goldman Indenture Supplement, and (c) the Goldman Guaranty, all of which have been filed with this Current Report on Form 8-K as Exhibit 10.1 through Exhibit 10.3, respectively, (ii)  (a) Base Indenture, dated as of April 28, 2021, by and among Issuer Trust, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PLS, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, (b) Master Repurchase Agreement, dated as of April 28, 2021, by and among Issuer Trust, PLS, and PNMAC, (c) Guaranty, dated as of April 28, 2021, made by PNMAC, in favor of PLS, (d) Master Repurchase Agreement, dated as of April 28, 2021, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, and PLS, and (e) Guaranty, dated as of April 28, 2021, by PNMAC, in favor of PLS, all of which were filed on May 3, 2021 with the Company’s Current Report on Form 8-K as Exhibit 10.1 through Exhibit 10.5, respectively, and (iii) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1^	Series 2024-MSRVF1 Master Repurchase Agreement, dated as of October 28, 2024, by and among PennyMac Loan Services, LLC and Goldman Sachs Bank USA
10.2^	Series 2024-MSRVF1 Indenture Supplement, dated October 28, 2024, by and among PFSI ISSUER TRUST - FMSR, PennyMac Loan Services, LLC, Citibank, N.A., and Goldman Sachs Bank USA
10.3	Series 2024-VF1 Guaranty (PLS FMSR), dated as of October 28, 2024 by Private National Mortgage Acceptance Company, LLC and PennyMac Loan Services, LLC in favor of Goldman Sachs Bank USA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^   Portions of the exhibit have been redacted

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: November 1, 2024	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer